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                                                                    EXHIBIT 10.2

                              TRANSMONTAIGNE INC.
                     TRANSMONTAIGNE PRODUCT SERVICES INC.
                 TRANSMONTAIGNE PRODUCT SERVICES MIDWEST INC.
                  TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                        TRANSMONTAIGNE TERMINALING INC.
                             BEAR PAW ENERGY INC.
                              2750 Republic Plaza
                            370 Seventeenth Street
                            Denver, Colorado  80202


                              AMENDMENT NO. 2 OF
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                    As of September 30, 1999



BANKBOSTON, N.A.,
 as Agent under the Credit Agreement
 defined herein
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

     Each of TransMontaigne Inc. (the "Company") and TransMontaigne Product Services Inc., each a Delaware corporation, TransMontaigne Product Services Midwest Inc., TransMontaigne Transportation Services Inc., TransMontaigne Pipeline Inc. and TransMontaigne Terminaling Inc., each an Arkansas corporation, and Bear Paw Energy Inc., a Colorado corporation, hereby agrees with you as follows:

1.   Reference to Credit Agreement and Definitions.  Reference is made to the
     ---------------------------------------------
Third Amended and Restated Credit Agreement dated as of June 29, 1999, as amended by Amendment No. 1 thereto dated as of June 29, 1999, as from time to time in effect, among the Company, the Guarantors named therein, BankBoston, N.A., for itself and as Agent, Bank of America, N.A. (formerly known as NationsBank, N.A.), for itself and as Documentation Agent, First Union
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National Bank, as Syndication Agent, and the other Lenders from time to time party thereto (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.   Recital. The Company and the Guarantors have requested that certain of
     -------
the financial covenants set forth in the Credit Agreement and related definitions be amended.

3.   Amendments.  The Credit Agreement is hereby amended, effective as of
     ----------
September 30, 1999, as follows:

       3.1. Section 1.33 of the Credit Agreement is amended to read in its entirety as follows:

              1.33.  "Consolidated EBITDA" means, for any period, the total of:
                      -------------------

                     (a)  Consolidated Net Income; plus
                                                   ----

                     (b) all amounts deducted in computing such Consolidated Net Income in respect of (i) depreciation, amortization and other non-cash charges (including increases of reserves), (ii) Consolidated Interest Expense and (iii) taxes based upon or measured by net income; plus
                                      ----

                     (c) all amounts included in computing such Consolidated Net Income in respect of any non-cash reductions in the value of Minimum Petroleum Products Inventory Requirements; minus
                                                                 -----

                     (d) all amounts included in computing such Consolidated Net Income in respect of any non-cash increases in the value of Minimum Petroleum Products Inventory Requirements; minus
                                                                 -----

                     (e) all amounts included in computing such Consolidated Net Income in respect of dividends received in any form other than cash; minus
                    -----

                     (f) taxes based upon or measured by net income that are actually paid in cash during such period; minus
                                                        -----

                     (g) all amounts included in Consolidated Net Income in respect of deferred income tax benefits; minus
                                                       -----

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                (h)    all amounts representing payments from reserves to pay
           liabilities during such period that were not deducted in computing such Consolidated Net Income.

     3.2 Section 1.101A is hereby added immediately following Section 1.101, and shall read as follows:

                "Mininum Petroleum Products Inventory Requirements" means, on any date, the physical amount of petroleum products, consisting of pipeline fill, tank bottoms and intransit barrels and working stocks, which must be maintained by the Company and its Subsidiaries within their pipelines and terminals and those of third parties in order for the Company and its Subsidiaries to meet the exchange and supply needs of their customers in an efficient and timely manner.

     3.3. Section 6.5.1(a) of the Credit Agreement is amended to read in its entirety as follows:

                (a) For each period of four consecutive fiscal quarters of the Company, commencing with such period ended September 30, 1999 and ending with such period ended March 31, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period shall equal or exceed 150%. For the period of four consecutive fiscal quarters of the Company ended June 30, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period shall equal or exceed 175%. For each period of four consecutive fiscal quarters of the Company, commencing with such period ended September 30, 2000, the ratio (expressed as a percentage) of (i) the Consolidated EBITDA of the Company and its Subsidiaries for such period to (ii) the Consolidated Interest Expense of the Company and its Subsidiaries for such period shall equal or exceed 200%; provided, however that for any single period of four consecutive fiscal quarters commencing with the period of four consecutive fiscal quarters ended December 31, 2000, such ratio may be as low as 150% so long as for the next succeeding period of four consecutive fiscal quarters (which shall include the last three quarters of the prior period) such ratio equals or exceeds 200%.

     3.4. Section 6.5.2 of the Credit Agreement is amended to read in its entirety as follows:

                6.5.2. Leverage Ratio.  On and after September 30, 1999 the
                       --------------
           Leverage Ratio of the Company and its Subsidiaries at no time shall exceed 60%; provided, however, that so long as no Default or Event of Default shall exist on December 31, 2000, then on or after such date the Leverage Ratio of the Company and its Subsidiaries may exceed 60% but at no time shall exceed 65%.

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      3.5. Section 6.5.4 of the Credit Agreement is amended to read in its entirety as follows:

               6.5.4.  Cash Flow Leverage Ratio.  On the last day of each fiscal
                       ------------------------
           quarter of the Company, commencing with the fiscal quarter ended September 30, 1999 and ending with the fiscal quarter ended March 31, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended shall not exceed 450%. On the last day of each of the fiscal quarters of the Company ended June 30, 2000 and September 30, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended shall not exceed 400%. On the last day of each fiscal quarter of the Company, commencing with the fiscal quarter ended December 31, 2000, the ratio (expressed as a percentage) of (a) the Consolidated Net Liabilities of the Company and its Subsidiaries to (b) the Consolidated Pro Forma EBITDA of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended shall not exceed 350%.

4.  Representations and Warranties.  In order to induce you to enter into this
    ------------------------------
Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct on the date hereof.

5.  Conditions to Effectiveness of Amendment.  Acceptance of the foregoing
    ----------------------------------------
amendments shall be subject, without limitation, to the following conditions:

      (a) the amount required to be paid by the Company pursuant to the fee letter dated as of November 10, 1999 between the Company and the Agent shall have been paid;

      (b) the Master Shelf Agreement dated as of April 17, 1997 between the Company and the Prudential Insurance Company of America and affiliates thereunder shall have been amended to reflect the changes to the Credit Agreement made herein; and

      (c) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

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6.   Consents of Lenders. The Agent represents and warrants that it has received
     -------------------
consents to the foregoing amendments executed by the Required Lenders.

7.   Miscellaneous. This Amendment may be executed in any number of
     -------------
counterparts, which together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation.

             [The remainder of this page intentionally left blank]

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     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned.

                                   Very truly yours,

                                   TRANSMONTAIGNE INC.


                                   By  /s/  Richard E. Gathright
                                      ----------------------------------
                                        Richard E. Gathright, President

                                   TRANSMONTAIGNE PRODUCT SERVICES INC.
                                   TRANSMONTAIGNE PRODUCT SERVICES
                                     MIDWEST INC.
                                   TRANSMONTAIGNE TRANSPORTATION
                                     SERVICES INC.
                                   TRANSMONTAIGNE PIPELINE INC.
                                   TRANSMONTAIGNE TERMINALING INC.
                                   BEAR PAW ENERGY INC.


                                   By  /s/  Richard E. Gathright
                                      ----------------------------------
                                        Richard E. Gathright, Chief
                                        Executive Officer of each of
                                        the foregoing corporations
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The foregoing Amendment is hereby agreed to:

BANKBOSTON, N.A.,
as Agent under the Credit Agreement


By:  /s/ Terrence Ronan
   --------------------------
   Authorized Officer
   Terrence Ronan, Director